Raw Transcript 1-877-FACTSET www.callstreet.com Total Pages: 15 Copyright © 2001-2021 FactSet CallStreet, LLC 11-Nov-2021 Array Technologies, Inc. (ARRY) Q3 2021 Earnings Call

Array Technologies, Inc. (ARRY) Q3 2021 Earnings Call Raw Transcript 11-Nov-2021 1-877-FACTSET www.callstreet.com 2 Copyright © 2001-2021 FactSet CallStreet, LLC CORPORATE PARTICIPANTS James M. Fusaro Chief Executive Officer & Director, Array Technologies, Inc. Nipul M. Patel Chief Financial Officer, Array Technologies, Inc. J. Bradford Forth Chairman, Array Technologies, Inc. ... OTHER PARTICIPANTS Colin Rusch Analyst, Oppenheimer & Co., Inc. Philip Shen Analyst, ROTH Capital Partners LLC ... MANAGEMENT DISCUSSION SECTION Operator: Greetings, ladies and gentlemen, and welcome to Array Technologies' Third Quarter 2021 Earnings Conference Call. At this time, all participants are in a listen-only mode. A question-and-answer session will follow the formal presentation. [Operator Instructions] . It is now my pleasure to introduce your host Cody Mueller. Thank you. You may begin. ... Unverified Participant Good evening, and thank you for joining us on today's conference call to discuss Array Technologies third quarter 2021 results. Slides for today's presentation are available on the Investor Relations section of our website Arraycheckinc.com. During this conference call, management will make forward-looking statements based on current expectations and assumptions, which are subject to risks and uncertainties. Actual results could differ materially from our forward-looking statements, if any of our key assumptions are incorrect because of other factors discussed in today's earnings press release, the comments made during this conference call or in our latest reports and filings with the Securities and Exchange Commission, which can be found on our website. arraytechinc.com. We do not undertake any duty to update any forward-looking statements. Today's presentation also includes references to non-GAAP financial measures, you should refer to the information contained in the company's third quarter press release for definitional information and reconciliations of historical non-GAAP measures to comparable GAAP financial measures. With that, let me turn the call over to Jim Fusaro, Array Technologies CEO. ... James M. Fusaro Chief Executive Officer & Director, Array Technologies, Inc.

Array Technologies, Inc. (ARRY) Q3 2021 Earnings Call Raw Transcript 11-Nov-2021 1-877-FACTSET www.callstreet.com 3 Copyright © 2001-2021 FactSet CallStreet, LLC Thanks, cody. And good evening, everyone. Thank you for joining our third quarter earnings call. In addition to Cody, I'm joined by Nipul Patel, our Chief Financial Officer, and Brad fourth our board chairman. I'll start off today by providing an update on our business. Then I will turn it over to Nipul to cover our third quarter financials, and then Brad will discuss our acquisition of SDI. to cover our third quarter financials and then Brad will discuss our acquisition of STI. Turning to page 5 of the slides, today there are a couple of major themes that work in our business. The first, the supply chain issues that have been impacting everyone in the solar business are continuing. Panels are still hard to get in both ocean and overland freight is incredibly constrained. The result is project delays and higher shipping costs for suppliers like us. The good news is that we are seeing both suppliers and customers adapt to this new environment. Prices are starting to stabilize, albeit at higher levels. Our suppliers are charging us more and we are charging our customers more. Everyone is recognizing that longer lead times are required for everything. We're not sure how long it will take for our business to return to what it was like, but we do feel the situation is stabilizing and we are optimistic that we are getting to a place where there will be fewer and fewer supply chain- related surprises. Now, importantly, despite the supply chain challenges and higher prices, demand for solar has only grown stronger. We have not had a single customer cancel an order, and all of them are reporting rapidly growing project pipelines in every geography. US demand remains extraordinarily strong, and we think there is additional upside to President Biden's plans for renewables pass Congress. We continue to monitor this very closely both the direct pay option for the ITC and the 10% ITC adder for domestic content. The former could be a massive accelerant for the solar industry, as it was when the original cash grant program was implemented. The latter could be an accelerant for Array specifically because we are able to source up to 90% of our build materials domestically, something we do not believe our major competitors are able to do. The strength of the market, as well as our continued share gains, are reflected in our order book, which was over $1 billion for the first time in the company's history at the end of the third quarter. That achievement is important because it comes on the heels of redesigning our quoting and procurement processes during the second quarter. Our new process, which was a change for both our customers and suppliers has de-risked our margins without impacting demand for our products. Most importantly, the orders we have been booking are at and sometimes above the gross margins that we have achieved historically. That plus the fact that we are rapidly burning off the legacy orders that we booked at lower prices gives me the confidence to say that we have turned the corner on margins and are on a path to get our profitability back to where it was in 2020. And finally, we told you when we partnered with Blackstone a few months ago that their capital was part of our plan to go on the offensive during this period of disruption. You can see we have been doing that organically as evidenced by our order book and now also through M&A with our acquisition of SGI. We will talk a lot more about the deal later in our presentation. But I'll say now that I could not be more excited about the transaction. Making SGI part of array is a game changer for international expansion strategy that is going to pay dividends for us next year. Together, we see north of $200 million EBITDA next year, and that's before any synergies. Now I'll turn to page 6 and talk a little bit more about our growth in the third quarter and our order book. Revenues for the third quarter of 2021 were a $192 million, up 38% relative to last year. That was slightly below our internal forecast as we had a few shipments to customers that were delayed as a result of logistics issues. Demand during the quarter was extraordinarily strong, with the third quarter representing our third consecutive quarter with more than $300 million in new bookings. As of September 30, we had over $1 billion in executed contracts and awarded orders, up 35% versus the same time last year and a new record for the company. The year-over-year growth is even more significant when you take into account the changes in composition of the order book from

Array Technologies, Inc. (ARRY) Q3 2021 Earnings Call Raw Transcript 11-Nov-2021 1-877-FACTSET www.callstreet.com 4 Copyright © 2001-2021 FactSet CallStreet, LLC last year to this year. Last year, $120 million of the $744 million were orders that customers placed to qualify for the ITC before it stepped down. In other words, we got some orders earlier last year than we would have normal - - in a normal year, which increased our backlog. This year, there are no ITC-related orders in our backlog. The takeaway here is the growth in our order book is even more significant than the 35% because we have no ITC orders this year. Every order we have represents near-term projects that says the organic demand we are seeing is tremendous. Couple that with what STI has in their order book and we are entering the fourth quarter with $1.4 billion in orders. To put that in context, that is 60% more than what we have generated in revenues for all of 2020. Moving on to page 7, we put together a picture of what our gross margins should look like in the fourth quarter and next year based on the orders we have in hand and when we expect to ship them. Because our new quoting and procurement process closely matches the prices, we agree with our customers to the prices we agree with our suppliers. We have a very good sense of what our gross margin will be on each order we ship. The blue bars in the graph show you how our gross margin evolved throughout this year. We saw our margins decline steadily as we worked off legacy orders where we had agreed price with customers prior to the run up in commodities. The gold bar shows you where gross margins are trending based on the order book and current delivery schedules. Our gross margins go up after the third quarter because in each subsequent quarter, the percentage of legacy orders with lower prices becomes a smaller and smaller percentage of our total shipments and correspondingly, the orders we booked under the new system become a larger and larger percentage of our shipments. Punch line is that we expect to be back to our historical high-teens to 20s margins by the second half of next year, with incremental improvement beginning in the fourth quarter and continuing throughout next year. Now importantly, there are still some risks to that, mostly related to any delays in shipping our legacy backlog. Those orders dilute our margins, so the faster we burn them off, the better our margins will be and vice versa, and also further increases in freight cost. But I feel very good about our ability to deliver these numbers. With that, over to you Nipul. ... Nipul M. Patel Chief Financial Officer, Array Technologies, Inc. Thanks, Jim. Turning to slide 9. Revenues for the second quarter increased 38% to $192.1 million, compared to $139.5 million for the prior year period. As Jim mentioned, the increase was driven by continued strong demand for our products, but also reflects a favorable comparison to the third quarter of last year, which had lower shipments as a result of the pull forward of orders into the first half of 2020 related to the ITC step down. It's also important to note that we had approximately $40 million in shipments scheduled for this quarter, where due to supplier delays or logistics unavailability, we were unable to ship prior to the end of the quarter. Gross profit decreased to $9.3 million from $26.7 million in the prior year period, driven primarily by the majority of our shipments being legacy lower priced orders, coupled with higher input costs for commodities and logistics to fulfill those orders. Gross margin decreased from 19.2% to 4.8% driven by this high concentration of contracts signed prior to our change in process. Going forward, legacy orders will constitute fewer and fewer of our shipments, which should result in higher gross margins. Operating expenses decreased to $25.4 million compared to $31.8 million during the same period in the prior year. The decrease was driven primarily by a $12.7 million reduction in contingent consideration expense. This expense represented earn out payments we had to our founder, which have now ceased. Excluding contingent

Array Technologies, Inc. (ARRY) Q3 2021 Earnings Call Raw Transcript 11-Nov-2021 1-877-FACTSET www.callstreet.com 5 Copyright © 2001-2021 FactSet CallStreet, LLC consideration expense, operating expenses increased approximately $6 million, which reflects higher costs associated with being a public company, as well as increased head count to support our growth. Net loss attributable to common shareholders was $31 million compared to a net loss of $7.2 million during the same period in the prior year, and basic and diluted loss per share were negative $0.24 compared to basic and diluted loss per share of negative $0.06 during the same period in the prior year. It is important to note here that our net loss attributable to common shareholders was impacted by $5.5 million in preferred dividends this quarter, with no comparable dividends last year. Adjusted EBITDA decreased to a loss of $500,000 compared to earnings of $16.6 million for the prior-year period. Adjusted net income decreased to a loss of $9.8 million compared to income of $12.4 million during the same period in the prior year and adjusted basic and diluted net loss per share was $0.07 compared to income per share of $0.10 during the same period in the prior year. Again, here we have the impact of the $5.5 million in preferred dividends in the third quarter of this year. Finally, our free cash flow for the period was negative $32.8 million versus positive $21.1 million for the same period in the prior year. The use of cash during the quarter was primarily driven by investments in inventory as we increased our safety stock to protect ourselves against supplier delays and logistics issues in preparation for the ramp up in shipments we are expecting going into next year. Now, turning to our outlook on slide 10. During our second quarter call, we reinitiated guidance and I wanted to provide an update on where we see ourselves within the range that we provided based on current market conditions. As Jim mentioned, the macro environment continues to be challenging. Shipping costs are up. Supply chains remain extraordinarily stressed and labor markets are tight. Those challenges are manifesting themselves in project delays, sometimes because materials are simply not available to begin construction, sometimes because customers are changing panel vendors midstream, which requires design changes that take time to implement and sometimes because EPC capacity is not available and sometimes because customers are simply choosing to wait because they think prices will move lower, although that is rare. We took all of that into account when we provided our guidance range, the low end anticipated the challenges we saw in the market continuing or even getting worse and the high end assumed some level of a relief. Unfortunately, we are increasingly seeing the former scenario. So, while we will meet our guidance we currently expect to come in at the lower end of the range for revenues, adjusted EBITDA, and adjusted EPS. Now, I'll turn it over to Brad to discuss in more detail the acquisition. ... J. Bradford Forth Chairman, Array Technologies, Inc. Thanks, Nipul. Turning to slide 12, I'd like to provide an overview of STI normal. STI is a leading European manufacturer of trackers. They were founded in 1996 and began supplying trackers in 2002. They have over 12 gigawatts of trackers shipped or awarded. They are headquartered in Pamplona, Spain with manufacturing facilities in both Spain and Brazil. SGI produces a dual row tracker system that has one motor for every two rows that has one motor for every two rows. This low cost architecture is well-suited to irregular terrain and regions with low wind and/or snow load requirements. SGI enjoys leading positions in both Iberia and Latin America. It's a top 5 global player. It's a top 3 player in Spain, and it's a number 1 player in Brazil. It's currently owned by the Founders Family and a Spanish private equity firm. And as you can see on the right, this business had last 12 month revenue of $413 million as of September 30, with growth – gross margins in the 30% range EBITDA of $4.5 million and EBITDA margins of 21%. It has a head count of approximately 200 people, and as of September 30 had a backlog and awarded order value of approximately $416 million.

Array Technologies, Inc. (ARRY) Q3 2021 Earnings Call Raw Transcript 11-Nov-2021 1-877-FACTSET www.callstreet.com 6 Copyright © 2001-2021 FactSet CallStreet, LLC Slide 13. We believe that this transaction provides a number of key benefits. It creates the largest solar tracker company in the world with leading positions in the United States, Latin America and Europe. SGI is the leading provider of trackers in Brazil, where it's significantly larger than its next closest competitor. It has a long-standing relationship with many important global developers. SGI provides reliable products with a dual row architecture that is ideal for certain international markets. In addition, we have the opportunity to drive incremental sales demand by offering Array's DuraTrack products through SGI sales channels. Array and SGI have very little overlap in terms of both geographies and customers, and the combined company is expected to generate approximately 30% of its revenues from projects outside of the United States in 2022. We expect the transaction to be margin and EPS accretive, with the combined businesses expected to generate $200 million plus of adjusted EBITDA in 2022, and that's before any synergies. And lastly, the two companies will have over $750 million combined purchasing creating opportunities for cost savings. Turning to slide 14, we are creating a global leader. Array will have unparalleled coverage of the largest markets for utility scale solar outside of China and India. On the left, you see Array, which is the US leader, having shipped over 30 gigawatts, providing a system with the lowest lifetime cost and currently with a $1 billion order line. Whereas STI is a Latin American leader and a top slide player in Europe, it has 12 gigawatts of shipped and awarded orders. It provides a system with low upfront costs in certain markets, and it has an order book of $416 million. So you put the two together and you have a global leader with over 42 gigawatts shipped and awarded, which is equivalent to 23% of the installed utility scale capacity in North America, Europe, Latin America and Australia. Array and STI will provide a full product suite to meet customer needs and will collectively enjoy an order book of $1.4 billion. Slide 15. As I mentioned Array and STI Norland are highly complementary with almost no customer overlap. In terms of STI's position, it's the number player in Brazil significantly larger than any other participants. It's a top three player in Spain. A top three player in other parts of Latin America. But in the US, where Array is the leader, it has a very limited presence. And as you can see on the right, it enjoys relationships with many important international customers. As you will see on Slide 16, STI Norland has delivered industry-leading growth and margins to the international market. Its revenue has gone from €104.7 million in 2019 to almost $200 million last year. This corresponds to $13.1 million of adjusted EBITDA in 2019 to $42.5 million in 2020, and the company is expecting significant growth in 2021. As such, we have incentivized them to deliver with an earn-out structure. They will start receiving additional purchase price consideration to the extent that their adjusted EBITDA exceeds €47 million in 2021 to a cap of $60.8 million. The revenue range roughly corresponds to those figures. Lastly, STI's geographic mix is roughly a 60%/40% split between Brazil and other international markets. Slide 17. I'd now like to describe the Brazilian market which is an attractive market for solar with more than 30 gigawatts of installations expected between 2020 and 2030. Brazil is a country with a large population of over 200 million people and almost $2 trillion of GDP. Its generation capacity is projected to grow 34% over the next decade, rate greater than that of the US. Historically, Brazil has been very reliant on weather sensitive hydroelectric generation, which has been causing extreme price volatility during periods when water reservoirs are low. Recent droughts, coupled with very attractive levelized cost of energy for solar, have led to a significant increase in solar demand. Brazil is the third best solar resource globally, and trackers are widely used in Brazil with a 90-plus percent adoption rate. And lastly, solar capacity is expected to grow 400% between 2020 and 2030. Slide 18. Besides being a very exciting market over the next decade, we think Brazil represents a terrific near- term opportunity. The market has historically been driven by government energy auctions. However, it's recently transitioning to a private power purchase agreement market, driven by strong demand from industrial customers

Array Technologies, Inc. (ARRY) Q3 2021 Earnings Call Raw Transcript 11-Nov-2021 1-877-FACTSET www.callstreet.com 7 Copyright © 2001-2021 FactSet CallStreet, LLC seeking to reduce their electricity costs. Solar is highly competitive in Brazil with other forms of generation, with recent auction prices in BRL 122 to BRL 137 per megawatt hour, which equates to roughly $22 to $25 per megawatt hour. On top of this, utility scale projects benefit from a 50% discount on transmission and distribution tariffs, which make it very economical to get electricity from solar plants to the customer. But to be eligible for this discount, projects must be registered before March of 2022, afterwards they will have four years to reach their commercial operation date. The sun setting of these discounts is driving significant near-term demand as customers seek to lock in their equipment supply to meet these deadlines. This is projected to give rise to approximately 5 gigawatts in demand next year and 4.8 gigawatts in 2023, which we believe equates to tracker demand of approximately $1 billion. I'd now like to hand it back to Nipul to provide an overview of the transaction. Nipul? ... Nipul M. Patel Chief Financial Officer, Array Technologies, Inc. Thanks, Fred. Turning to slide 19, I'll provide a brief summary of the terms of the transaction. We are acquiring STI for €570 million subject to certain adjustments based on the amount of cash, debt and certain other items that STI has. Consideration is a combination of cash and stock. The final purchase price will be determined at closing, but we currently expect the cash component will be approximately €351 million, which is $407 million at current rate FX rate, and we will issue 13.9 million shares of Array common stock to the seller. The shareholders of STI will also be eligible for an earn-out of up to €55 million in cash, depending on the amount of EBITDA that STI generates in 2021. The amount of earn-out is determined by taking the difference between the actual EBITDA that STI generates and €47 million and multiplying by 4 with a maximum payout capped at €55 million. The earn- out payment, if any is made, will not be paid until sometime in Q2 2022 after the 2021 audit is completed. We are locking up the Array stocks that sellers will be receiving in the transaction for a period of six months, with one exception, if at any time after three months from the closing date, our stock is up more than 20% and stays there for 10 business days, we are obligated to file a registration statement covering 20% of the shares the sellers received in the deal. The other 80% stays locked up for the remainder of the six-month period. Importantly, it's a very small amount of stock that sellers are getting. There are three of them and the largest of the three will be less than a 5% shareholder in Array. The closing of the transaction occurs 10 days after we receive any required regulatory approvals, but not earlier than January 11, 2022. We currently expect the acquisition will close sometime in Q1 2022. Now, I'll turn to Page 20 to talk about our financing plans. The summary cap table on this page outlines at a high level what the balance sheet of the combined company would look like on a pro forma basis as of September 30, 2021. As I mentioned earlier, we expect the cash consideration for the transaction to be approximately $407 million at current FX rates. And we have transaction costs that are in addition to that. We plan to draw $100 million of the remaining $150 million preferred equity commitment that we have with Blackstone. And we have obtained a $300 million bridge commitment for a new term loan that will allow us to close the transaction should we need it. But we expect to pursue other debt financing alternatives between signing and closing. We are still in the process of evaluating alternatives for the debt component, but we expect to be in the range of $325 million and its cost to be at or below our existing term loan, which is priced at approximately 3.75%. You will note that our share count goes up modestly to reflect the 13 point million shares that will note that our share count goes up modestly to reflect the 13.4 million shares that will – we will issue to the seller at closing, as well as the 2.3 million shares that we will issue to Blackstone when we draw on their equity commitment. As Brad mentioned earlier, we expect the transaction to be very accretive to our 2022 EPS with this capital structure before any synergies. With that, I will turn it back over to Jim to wrap up. ...

Array Technologies, Inc. (ARRY) Q3 2021 Earnings Call Raw Transcript 11-Nov-2021 1-877-FACTSET www.callstreet.com 8 Copyright © 2001-2021 FactSet CallStreet, LLC James M. Fusaro Chief Executive Officer & Director, Array Technologies, Inc. Thanks, Nipul. I'll wrap up by saying I'm incredibly excited about the road ahead for Array. We have successfully adapted our business model to the current environment and demonstrated that we can generate bookings in line with our historical gross margins. Domestic supply chain we have built is helping us to take market share and positions us to be an even bigger winner as US content evolves into a competitive differentiator. And with our acquisition of STI Norland, we are now equally well-positioned to accelerate our international growth. We continued to build a great company and I am more confident than ever that we will emerge from the current environment even stronger than we were before. And with that operator, please open the line for questions. ... QUESTION AND ANSWER SECTION Operator: Thank you. Ladies and gentlemen, we will now be conducting a question-and-answer session. [Operator Instructions] Our first question comes from the line of Brian Lee with Goldman Sachs. Please proceed with your question. ... Q Hey, guys. Good afternoon. Thanks for taking the questions and congrats on this STI announcement. My first question was on – on the STI Northland Business. The margins 30% gross, pretty impressive. Can you speak to what's been able to drive them to those margin levels which seem far superior than yours and also your peers. How sustainable is that? What's driving it? And then what sort of synergies could you maybe see over time. And could the – those drive the core Array business to get to those margin levels as well? ... A Yes. Hey, Brian. It's Nipul. How are you? Yeah, we're really excited about STI deal. And I think the reason that we're excited is their margin profile and they have a very good local supply chain in the regions that they operate. And as you know with our business, it's really important to have a built out supply chain locally because there is logistics costs and just better pricing power when you have a local supply chain. So that's the reason we have that and Brazil is a good market where they have a very good local content. We think that that's going to be help – that's going to help us as we increase our business over time. ... Q Okay. And any thoughts just kind of high level around potential synergies? ... A Right now, from a synergy perspective, we know that two businesses together will have great purchasing power as mentioned, so we think those are the key synergies we're looking at initially. ...

Array Technologies, Inc. (ARRY) Q3 2021 Earnings Call Raw Transcript 11-Nov-2021 1-877-FACTSET www.callstreet.com 9 Copyright © 2001-2021 FactSet CallStreet, LLC Q Okay. Fair enough. And then just a second question here, and I'll pass it on. You mentioned the build back better budget bill. I think there is differing interpretations around the steel content requirements to qualify for the domestic content added bonus on the tax credit. Could you guys sort of articulate what your current understanding is of the requirements needed to qualify for the bonus, ITC? Do you need to have US steel and a tractor in order to qualify for domestic content? Or are you able to do that with panels and other hardware that don't necessarily represent the US steel content And then, assuming you do need US steel and tracker using US steel and this bill moves forward as written, would you anticipate that helps you on the volume demand side? Would you potentially see better margins and pricing for your product here domestically, just wondering kind of what the implications might be if that does go through? Thanks, guys. ... A Yeah. Hey. Hey, Brian, it's Nipul again. So I think that the way that the legislation is written, it helps us because of our US supply chain and that we can we can pull up to 90%. So from a content perspective, we think that a tracker itself will likely not do it, but we will definitely be part of the participate and help the developer get to that content level to participate in that -- in the adders to the credit. So from that perspective, we do feel that our -- we have an advantage there. And as far as longer term, we think, yes, it is a competitive advantage that can help us overall and drive better margins if we are the primary company that can drive with the US supply chain. So we think that helps us overall. ... Q Okay. Fair enough. I guess maybe just a follow on on to that Nipul, it's -- I know with the tracker being roughly 10% of the bomb, you couldn't fulfill the entire domestic content requirement threshold with just US trackers. But is it your understanding that you need to have the tracker and the panel to aggregate above the domestic content threshold? Or could you do it with other components? I guess that's just sort of clarification that we're hoping to get there. ... A Hey, Brian. It's Jim. It's really the onus is upon the developer owner of the asset and how they get there. So certainly we provide advantage of up to the 10% as you're talking today, where they get the balance is really up to them. 10 percentage we are talking today where they get the balance is really up to them. So, to the extent they source panels US or elsewhere, inverters, whatever else makes up the balance of system is really going to be up to them. That's outside of our control, as we interpreted today/. ... Q Okay. Fair enough. Thanks, guys. ...

Array Technologies, Inc. (ARRY) Q3 2021 Earnings Call Raw Transcript 11-Nov-2021 1-877-FACTSET www.callstreet.com 10 Copyright © 2001-2021 FactSet CallStreet, LLC Operator: Thank you. Our next question comes from the line of Mark Strouse with JPMorgan. Please proceed with your question. ... Q Yes. Thank you very much for taking our questions. And thanks for all the detail on – on FDI. This is very helpful. One thing I didn't see though, can you just give a bit more color on kind of what the – their manufacturing footprint looks like? Is there any change to your – your CapEx light model going forward? ... A Hey, Mark. With respect to the CapEx, no change going forward. They have manufacturing presence in Brazil as well as in Spain. That's their two primary locations with zero overlap with us. So, we think that's another excellent opportunity for us to move forward with and going to market. ... Q Okay. And then can you just talk about how this deal came about? Was it shopped or you know just any color there would be helpful? ... A Yeah, great question. I mean this is something that we management brand the balance of the board, work all the time. You know, I'll start off with some of the key tenants that we look for with – with – within M&A, and that's growth value creation. How to build that portfolio, extending our global reach, advancing technology. And then you know most importantly a cultural fit. And as we went through our pipeline, which we've told you in the past was fairly robust, you know when it came to STI no one checked the box and we saw that it was just an excellent fit for us. ... Q Okay. Very helpful. I'll take the rest offline. Thanks. ... Operator: Thank you. Our next – in the interest of time that we ask that you please limit yourself to one question and no follow ups. Our next question comes from the line of Colin Rusch with Oppenheimer. Please proceed with your question. ... Colin Rusch Analyst, Oppenheimer & Co., Inc. Q Thanks so much, guys. You mentioned a little bit of the part synergies. But it seems like you're addressing slightly different development sites with the two products with the combined entity. Can you talk a little bit about the cross-selling opportunities that you're seeing already with the two companies combined? ...

Array Technologies, Inc. (ARRY) Q3 2021 Earnings Call Raw Transcript 11-Nov-2021 1-877-FACTSET www.callstreet.com 11 Copyright © 2001-2021 FactSet CallStreet, LLC A Yeah, Colin. So, if you were to look what they do extremely well is in region where there is low wind, they have a design architecture that we like in their tandem configuration. So if you look at how they – some of their technology surrounding their control algorithms and what we do. It's really nice bookings. If you were to look at Tandem versus R32 real connectivity and how they designed for low wind and how we designed a high wind. So we see the two winds coming to the middle and really capturing significant share going forward. And that's what we talk about some of the technology synergies there. ... Q Okay. I'll take the rest of it offline. I understand that the comments for a single question. ... Operator: Thank you. Our next question comes from line of Philip Shen with Roth. Please proceed with your question. ... Philip Shen Analyst, ROTH Capital Partners LLC Q Hey, guys, thanks for taking my questions. Great job on the strong bookings, clearly your winning share here. I think some of the key drivers are your better price steel and localized manufacturing allowing for that more reliable delivery times. Can you talk through how long you think your advantage on that US steel and the localized manufacturing footprint lasts? How is your competition responding? And how long do you think that need is? ... A Hey, Phil. It's Jim. Well certainly, we intend to continue with our lead with domestic supply. We run 90% or up to 90% of our bill materials through the US. That substantial volume we've got long standing relationships. So to the extent, it takes our competitors to build those relationships, to build out volume to get the necessary and to design in, you know, I'll leave it to them to answer, but it's our intent to maintain that advantage and continue to build out and strengthen our US supply chain by bringing in additional volume through this acquisition. So more to come. ... Q Okay. Great. Thanks, Jim. And then as it relates to the cadence of revenues in 2022, given some of those project push outs due to limited module availability, I was wondering if you might be able to speak to that cadence. You've had that slide in the past during the IPO and so forth. But was wondering if there might be an update on that cadence? And then also as relates to the margin slide, how much conservatism do you think you've baked into those estimates for how margins trend by period? Thanks. ... A Yeah, hey, Philip. It' Nipul. So as far as the cadence on revenue, it's – because there's not an ITC step down, we think of that as more linear in 2022. Of course, as we've talked about in the back – in the past, the Q2 and Q3 tend to be a little bit higher quarters because of just seasonality in the Sun Belt seasons in North America. As far

Array Technologies, Inc. (ARRY) Q3 2021 Earnings Call Raw Transcript 11-Nov-2021 1-877-FACTSET www.callstreet.com 12 Copyright © 2001-2021 FactSet CallStreet, LLC as that, your question on the gross margin slide that we showed, we think with – there's still some – there's still some things out there as far as headwinds that we're facing. So we think that the ramp that we have shown is probably a – a good view of the – of the short term. But of course, we're – we're going to look to drive – overdrive what we've shown here, but this is what we see right now. ... Operator: Thank you. [Operator Instructions] Our next question comes from the line of Maheep Mandloi with Credit Suisse. Please proceed with your question. ... Q Hey. Thanks for taking the questions. Just looking at the $200 million guidance and backing and say it the north of $68 million EBITDA composition from STI, it seems like the core business and that is in the $120 million, $140 million range. Is that the right way to think about it? Just wanted to square that with prior assumptions for EBITDA generation and Array's core business. Thanks. ... A Yeah. Generally speaking, I mean, we've -- you probably -- we can give you a better view of the total 2022 outlook in the Q4 call, as we've mentioned. But as we look at it today, that's kind of our view of the combined business of the $200 million of EBITDA. ... Q Thanks a lot. I'll follow up the next later on. ... Operator: Thank you. Our next question comes from the line of Joseph Osha with Guggenheim Partners. Please proceed with your question. ... Q Hello, everyone. And thanks for taking the question. As you look out in 2022 in that margin guidance that you provided at the gross margin level. To what extent does that depend on passing material price increases through to your end customer? And I guess I'm trying to understand the extent to which those increases are locked in versus not locked in. Thank you. ... A Hey, Joe. It's Nipul. So the material cost increases aren't really an impact to what we've said on here because of what we stated in Q2 with the change in our procurement and contracting process. As you recall, we like in the commodity cost aspect of the bill of material once we've been awarded the order, which was new to our process. And that's – that's – that locks in about north of 80% of the costs of what we have for that order. So that's not

Array Technologies, Inc. (ARRY) Q3 2021 Earnings Call Raw Transcript 11-Nov-2021 1-877-FACTSET www.callstreet.com 13 Copyright © 2001-2021 FactSet CallStreet, LLC really what impacts it. There's – there's obviously other costs, logistics costs that that could vary and that's what could potentially change it. But we don't think by a material amount. ... Q Thank you. ... Operator: Thank you. Our next question comes from the line of Tristan Richardson with Truist Securities. Proceed with your question. ... Q Hi. Good evening, guys. Appreciate all the – the comments, and clarity on how you see margins trending, especially legacy procurement projects are delivered. Just – just thinking about some of the macro-dynamics you guys outlined, does the trajectory margins sort of assume that some of those macro-conditions abate in 2022? Or is – there is this kind of a trajectory assuming things stay the way they are today? ... A Yeah. Hey, Tristan. It's Nipul. So the way we've kind of modeled it and shown it here is – is really the status quo, so we can only really look to see what we are at today. And with our new contracting process, we really de-risked ourselves for a – for a lot of that – that volatility that we faced earlier in the year. ... Q It's helpful. Thank you guys very much. ... Operator: Thank you. Our next question comes from the line of Kashy Harrison with Piper Sandler. Please proceed with your question. ... Q Hi. Good evening – good evening, everyone, and thanks for taking the question. I was wondering if you guys could dig a little bit deeper into the combined $1.4 billion order book. How much of that order book relates to 2022? And then part and parcel with that, is Q4, typically a seasonally slow or strong quarter from a bookings perspective? Thank you. ... A Yeah. Hey, Kashy. It's Nipul. Generally speaking of the – of the order books that we have shown, up 70% to 75% of that is really related to 2022. So, that's – that we feel really good about on the momentum we have going in 2022. And as far as bookins,

Array Technologies, Inc. (ARRY) Q3 2021 Earnings Call Raw Transcript 11-Nov-2021 1-877-FACTSET www.callstreet.com 14 Copyright © 2001-2021 FactSet CallStreet, LLC Q4 is typically a lower booking quarter, obviously you in this year with the strong demand that we're seeing, we may – that may be higher, but typically if you look historically, it's been a slower booking quarter. ... Q Thank you. ... Operator: Thank you. Our next question comes from the line of Moses Sutton with Barclays. Please proceed with your question. ... Q Hi, thanks for taking my questions. On the $350 million in new orders, first, just want to confirm that of course pre- CTI, so that's a race based business. And then the $350 million, how much of that is for 2022? And then just any thoughts on the cadence there in terms of the pacing. July had about $135 million, which would be maybe $500 million on a quarterly run rate. So, have you seen any slowdown in that pacing since July, so really any thoughts there on the three from the awarded orders. Thanks. ... A Yeah. Sure. So, hey its Nipul again, so the $350 million of it that is almost all of that is in 2022, and we continue to book you know our quoting activity is still very high and we continue to have big, big orders booked throughout the quarter, so we – we still see that momentum carrying forward. ... Q Got it. Thank you. And just one on adjusted EBITDA, the $200 million, are you assuming any freight adjustment on that $200 million similar to the 3Q adjustment? ... A No, that would be – that would be our adjusted EBITDA that were selling. ... Q Thank you. ... Operator: Thank you. Ladies and gentlemen, at this time there are no further questions. This concludes today's teleconference. You may disconnect your lines at this time. Thank you for your participation.

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